UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 1, 2005

CITIZENS COMMUNITY BANCORP

(Exact name of Registrant as specified in its Charter)

United States	000-50585	20-0663325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         A Form 8-K/A filed on July 5, 2005 reported on the July 1, 2005 acquisition of Community Plus Savings Bank ("CPSB") by Citizens Community Bancorp ("CCB") in a merger of CPSB with and into Citizens Community Federal ("CCF"). This amendment is being filed to provide the pro forma financial data at and for the nine months ended June 30, 2005, required by Item 9.01(b).

Item 9.01  Financial Statements and Exhibits

(b)	Pro Forma Financial Information.
Unaudited combined condensed consolidated pro forma financial data at and for the nine months ended June 30, 2005, is included in Exhibit 99.3.

            (c)     Exhibits.

Exhibit No.	Description
99.3	Citizens Community Bancorp and Community Plus Savings Bank
	(i)	Unaudited Pro Forma Consolidated Condensed Combined Balance Sheet as of June 30, 2005
	(ii)	Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations for the Nine Months Ended June 30, 2005
	(iii)	Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations for the Twelve Months Ended September 30, 2004
	(iv)	Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP

Date: September 9, 2005	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.3	Citizens Community Bancorp and Community Plus Savings Bank
	(i)	Unaudited Pro Forma Consolidated Condensed Combined Balance Sheet as of June 30, 2005
	(ii)	Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations for the Nine Months Ended June 30, 2005
	(iii)	Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations for the Twelve Months Ended September 30, 2004
	(iv)	Notes to the Unaudited Pro Forma Consolidated Condensed Combined Financial Statements

END